UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

             ___________________________________

                           FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):

                          May 8, 2007


	        HARRIS & HARRIS GROUP, INC.
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 (Exact name of registrant as specified in its charter)



New York	         0-11576	         13-3119827
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(State or other        (Commission File     (I.R.S. Employer
jurisdiction 		Number)              Identification No.)
of incorporation)


                     111 West 57th Street
	           New York, New York  10019
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       (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900




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Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On May 8, 2007, Daniel V. Leff, Managing Director and Executive
Vice President, informed Harris & Harris Group, Inc. (the "Company") of his intention to resign from the Company in order to pursue other opportunities in venture capital. Mr. Leff will remain employed by the Company and keep his office in Los Angeles, CA through September 30, 2007, to ensure an orderly transition of his current roles and responsibilities.


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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 11, 2007	                 HARRIS & HARRIS GROUP, INC.



      					 By:  /s/ Charles E. Harris
					      ---------------------
				     	      Charles E. Harris
					      Chief Executive Officer


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